Vanguard WindsorTM II Fund

Supplement to the Prospectus and Summary Prospectus Dated February 26, 2014

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard Windsor II Fund has restructured the Fund’s investment advisory team, removing Armstrong Shaw Associates Inc. (Armstrong Shaw) as an investment advisor and reallocating the assets managed by Armstrong Shaw to Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley), one of the Fund’s existing advisors. Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow, Hanley), Lazard Asset Management LLC (Lazard), Sanders Capital, LLC (Sanders), and The Vanguard Group, Inc. (Vanguard), also remain as advisors to the Fund. All references to Armstrong Shaw and all other details and descriptions regarding its management of certain assets of the Fund in the Prospectus and Summary Prospectus are deleted in their entirety.

Barrow, Hanley; Lazard; Sanders; Hotchkis and Wiley; and Vanguard each independently select and maintain a portfolio of common stocks for the Fund. In addition, as with other Vanguard funds that use a multimanager structure, Vanguard will continue to invest a small portion of the Fund’s assets to facilitate cash flows to and from the Fund’s advisors.

The Fund’s investment objective, primary investment strategies, and primary risks are not expected to change.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 73 032014

Vanguard Windsor™ Funds

Supplement to the Statement of Additional Information Dated February 26, 2014

Important Changes to Vanguard Windsor II Fund

The board of trustees of Vanguard Windsor II Fund has restructured the Fund’s investment advisory team, removing Armstrong Shaw Associates Inc. (Armstrong Shaw) as an investment advisor and reallocating the assets managed by Armstrong Shaw to Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley), one of the Fund’s existing advisors. Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow, Hanley), Lazard Asset Management LLC (Lazard), Sanders Capital, LLC (Sanders), and The Vanguard Group, Inc. (Vanguard), also remain as advisors to the Fund. All references to Armstrong Shaw and all other details and descriptions regarding its management of certain assets of the Fund in the Statement of Additional Information are deleted in their entirety.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 22A 032014